                         NOTICE OF GUARANTEED DELIVERY
                     SKYLINE MULTIMEDIA ENTERTAINMENT, INC.
                               OFFER TO EXCHANGE
                           ONE SHARE OF COMMON STOCK
                           PAR VALUE $.001 PER SHARE
                                      FOR
           EACH 3.5 REDEEMABLE CLASS A COMMON STOCK PURCHASE WARRANTS

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                 TIME, ON SEPTEMBER 9, 1997, UNLESS EXTENDED.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Skyline Entertainment, Inc. (the 'Company') made pursuant to the Offering Circular dated August 11, 1997 and the accompanying Letter of Transmittal (the 'Exchange Offer') if certificates for the Class A Warrants are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date of the Exchange Offer or if the procedures for book-entry transfer cannot be completed on a timely basis.
Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent prior to the Expiration Date.

                 To: Continental Stock Transfer & Trust Company

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
     By Hand or Overnight Delivery:                     By Facsimile:                               By Mail:
               2 Broadway                              (212) 509-5150                              2 Broadway
               19th Floor                   Attention: Reorganization Department                   19th Floor
        New York, New York 10004                                                            New York, New York 10004
  Attention: Reorganization Department           Confirmation by Telephone:           Attention: Reorganization Department
                                                      (212) 509-4000,                    (registered or certified mail
                                                       extension 535                              recommended)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. The Eligible Institution which completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and certificates for Class A Warrants to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Ladies and Gentlemen:

     The Undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Offering Circular and related Letter of Transmittal (which constitute the 'Exchange Offer'), receipt of which is hereby acknowledged, Class A Warrants pursuant to the guaranteed delivery procedure described in the Offering Circular.

                (PROCEDURE: TYPE OR PRINT ALL INFORMATION BELOW)


Signatures(s): _________________________________________________________________
________________________________________________________________________________
Name(s) of Record Holder(s):
________________________________________________________________________________
Address(es): ___________________________________________________________________
________________________________________________________________________________
                                                                        Zip Code
Area Code and Tel. No.(s): _____________________________________________________
Dated: _________________________________________________________________________

Class A Warrants No(s). (if available):
________________________________________________________________________________
Number of Class A Warrants:
________________________________________________________________________________
CHECK IF CLASS A WARRANTS WILL BE TENDERED BY BOOK-ENTRY TRANSFER.
/ / The Depository Trust Company
/ / The Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company
________________________________________________________________________________
Account Number: ________________________________________________________________

                                   GUARANTEE
                      (DO NOT USE FOR SIGNATURE GUARANTEE)

     The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. (an 'Eligible Institution'), hereby guarantees that either the certificate representing the Class A Warrants tendered hereby, in proper form for transfer, or timely confirmation of the book-entry transfer of such Class A Warrants into the Exchange Agent's account at the Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above, no later than three business days after the delivery of this Notice.

________________________________________________________________________________
Name of Firm
________________________________________________________________________________
Address
________________________________________________________________________________
                                                                        Zip Code
Area Code & Tel. No. ___________________________________________________________

________________________________________________________________________________
Authorized Signature
________________________________________________________________________________
Name
________________________________________________________________________________
Title                                                       Please type or print
Dated: __________________________________________________________________ , 1997


     NOTE: DO NOT SEND CLASS A WARRANT CERTIFICATES WITH THIS FORM. CERTIFICATES
           MUST BE SENT WITH THE LETTER OF TRANSMITTAL.